UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/30/2009

Genaera Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-19651

DE	13-3445668
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

610.941.4020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On March 30, 2009, Genaera Corporation (the "Company") issued a press release announcing that it will implement a plan to conserve existing cash resources in order to maintain the ability to pursue business development strategies for trodusquemine (MSI-1436), the Company's lead drug candidate for the treatment of type 2 diabetes and obesity, and explore strategic alternatives. The Company will also actively seek ways to monetize the anti-IL9 antibody (MEDI-528) and pexiganan programs. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

d) Exhibits
Exhibit Number   Description
99.1    Press release of the Company dated March 30, 2009 - "Genaera Corporation Implements Cash Conservation Plan."

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: March 30, 2009	By:	/s/ Leanne M. Kelly
Leanne M. Kelly
Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of the Company dated March 30, 2009 - "Genaera Corporation Implements Cash Conservation Plan."